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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 2, 2004

                            -------------------------





                                  ESPEED, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                0-28191               13-4063515
------------------------------- -------------- --------------------------------
       (State or Other           (Commission          (I.R.S. Employer
       Jurisdiction of             on File             Identification
       Incorporation)               Number)                  No.)


           135 East 57th Street, New York, New York          10022
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           (Address of Principal Executive Offices)       (Zip Code)


                                 (212) 938-5000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
-------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)





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                                        2


ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 2, 2004, eSpeed, Inc. (the "Registrant") announced that Joseph Noviello has been promoted to Executive Vice President, Chief Product Architect, with responsibilities for spearheading new product development and technology delivery. Mr. Noviello has been with eSpeed since its founding as Chief Technology Officer, most recently serving as Global Chief Information Officer. In this new position, Mr. Noviello will continue to report to Howard W. Lutnick, Chairman and CEO, Lee Amaitis, Vice Chairman and Kevin Foley, President.

James Johnson, who has served as Chief Information Officer for eSpeed International since 2001, has been promoted to Senior Vice President, Global Chief Information Officer. In this capacity, Mr. Johnson will direct eSpeed's day-to-day technology operations and the management of its technology employees, including overall responsibility for the management and development of eSpeed's technology products and services globally. In this new position, Mr. Johnson will report to Kevin Foley, President of eSpeed.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on 8-K dated June 2, 2004 to be signed on its behalf by the undersigned hereunto duly authorized.



                                       eSpeed, Inc.




  Date: June 4, 2004                   By: /s/ Howard W. Lutnick
                                           ------------------------------------
                                           Howard W. Lutnick
                                           Chairman and Chief Executive Officer